UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2012

Park-Ohio Holdings Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-03134	34-1867219
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6065 Parkland Boulevard, Cleveland, Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-947-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Park-Ohio Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	333-43005-01	34-6520107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6065 Parkland Boulevard, Cleveland, Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-947-2000

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2012, Park-Ohio Holdings Corp. (the "Company") announced that W. Scott Emerick will become the Company’s Vice President and Chief Financial Officer, effective July 1, 2012. Mr. Emerick will act as the Company's principal financial and accounting officer, roles that were being filled on an interim basis by Patrick W. Fogarty, the Company's Director of Corporate Development.

Mr. Emerick, 48, recently served as Corporate Controller of The Lubrizol Corporation, a global specialty chemical company, from 2004 to 2011. Mr. Emerick previously served as Director of Finance of Noveon, Inc., a specialty chemical company, from 2003 to 2004, and as Noveon’s Director of Accounting and External Financial Reporting from 2001 to 2003. From 1997 to 2001, Mr. Emerick was the Director of Finance and Corporate Controller of Flexalloy Inc., a distributor and provider of vendor managed inventory services. Prior to joining Flexalloy, he spent 7 years with the accounting firm Ernst & Young as a member of its Accounting and Audit Team. Mr. Emerick received his B.S. from The University of Akron and is a certified public accountant.

The Company has agreed to pay Mr. Emerick a base salary of $320,000 per year. Mr. Emerick will be eligible to participate in the Company’s bonus plan. In connection with his appointment, Mr. Emerick will be granted 20,000 restricted shares of the Company’s common stock in accordance with the Company’s Amended and Restated 1998 Long-Term Incentive Plan. The restricted shares will vest equally over three years. Mr. Emerick will also be entitled to participate in the compensation and benefits programs that are available to the Company’s elected officers generally.

Mr. Emerick does not have any family relationship with any director or executive officer of the Company, and there are no arrangements or understandings between Mr. Emerick and any other person pursuant to which Mr. Emerick was selected as an executive officer of the Company. Mr. Emerick is not a party to any transaction with the Company that is required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park-Ohio Holdings Corp.

June 26, 2012	By:	Robert D. Vilsack

Name: Robert D. Vilsack
Title: Secretary

Park-Ohio Industries, Inc.

June 26, 2012	By:	Robert D. Vilsack

Name: Robert D. Vilsack
Title: Secretary